Ordinary Shares	12 Months Ended
Dec. 31, 2014
Ordinary Shares [Abstract]
Ordinary Shares
16.	ORDINARY SHARES

The Company's Memorandum and Articles of Association, as amended, authorizes the Company to issue 500,000,000 ordinary shares with a par value of $0.001 each as of December 31, 2012, 2013 and 2014, respectively.

In January 2012, the Company's board of directors and shareholders approved a share repurchase program, which provided authorization to purchase up to $50 million worth of the Company's outstanding ADSs. In July 2012 and August 2012, the Company repurchased 900 and 8,796 ADSs, respectively, at a price of $14.50 and $14.31 through open-market transactions. In March 2013, the Company completed the legal process of registration for the repurchased stock.

In December 2013, the Company issued 51,722 ordinary shares to a related party of the Company and 76,372 and 76,372 ordinary shares to each of the two selling shareholders , in connection with the Company's acquisition of 51% equity interest in an overseas internet service company (see note 3 (4)).

In the years of 2012, 2013 and 2014, the Company issued 5,127,846, 4,543,902 and 4,525,410 ordinary shares for future delivery to the employees and nonemployees upon exercise of share options or grant of nonvested shares, respectively.

As of December 31, 2014, there are 147,485,168 Class A ordinary shares and 45,931,163 Class B ordinary shares outstanding, par value $0.001 per share.

The board of Company approved a $200 million share repurchase program in October 2014. As of December 31, 2014, the Company prepaid $104 million for repurchase of shares at market prices through open market transactions. The Company completed the share repurchase program in February 2015.